SUPPLEMENT DATED MARCH 9, 2018
TO PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017
TRANSAMERICA® FREEDOM ELITE BUILDER II
Issued through
WRL Series Life Account
By
Transamerica Premier Life Insurance Company
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Transamerica® Freedom Elite Builder II closes to new sales on March 29, 2018. Applications dated after March 29, 2018 will not be accepted and processed.